EXHIBIT 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond Z. Wang, certify that:

1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Greenland Technologies Holding Corporation for the fiscal year ended December 31, 2019; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 8, 2020	By:	/s/ Raymond Z. Wang
Raymond Z. Wang
Chief Executive Officer and President (Principal Executive Officer)